Exhibit 99.2

Griffon Corporation to Acquire Hunter Fan Company

•      Acquisition complements Griffon’s portfolio and diversifies channels to market

•      Transaction expected to be immediately accretive to cash flow and earnings

•	Addition of Hunter marks another milestone in Griffon’s portfolio repositioning to further enhance growth and increase value to shareholders

NEW YORK, NEW YORK, December 20, 2021 – Griffon Corporation (“Griffon” or the “Company”), (NYSE: GFF), through its subsidiary The AMES Companies, Inc. (“AMES”), said today it has entered into a definitive agreement to acquire Hunter Fan Company (“Hunter Fan” or “Hunter”), a market leader in residential ceiling, commercial, and industrial fans, from MidOcean Partners (“MidOcean”) for $845 million, subject to closing adjustments.

“We are excited to add Hunter, the leading U.S. brand of residential ceiling fans, to our family of iconic consumer and professional brands including AMES, True Temper, and ClosetMaid,” said Ronald J. Kramer, Griffon’s Chief Executive Officer. “The acquisition of Hunter, along with the expected sale of Griffon’s Defense Electronics business, marks a repositioning and strengthening of the Griffon portfolio which will further accelerate our growth, increase shareholder value, and is an effective use of our capital.”

Mr. Kramer added, “We welcome the Hunter team to the Griffon family. Over the last 135 years, Hunter has earned its reputation for innovation, quality and craftsmanship, and has strong strategic alignment with Griffon's Consumer and Professional Products segment. Hunter complements our portfolio of leading consumer products, and diversifies our channels to market, particularly with Hunter’s success in growing its e-commerce and direct to customer business to almost half of overall sales while maintaining their leading position in the retail channel.”

The acquisition of Hunter will be immediately accretive to earnings and cash flow. In the first full fiscal year of operation, Griffon expects Hunter to contribute $400 million in revenue and $90 million of EBITDA, excluding synergies, resulting in earnings accretion of at least $0.50 per share. Griffon’s purchase price represents an approximate 9.4 times multiple of EBITDA from the first full fiscal year of operation.

The acquisition of Hunter will be financed through cash on hand, availability under Griffon’s revolving credit facility, and through committed debt financing expected to be in the form of a Term Loan B facility. The acquisition of Hunter is subject to customary closing conditions and is expected to close by the end of January 2022.

BofA Securities and Goldman Sachs & Co. LLC are acting as financial advisors to Griffon. BofA Securities has also provided committed financing for the acquisition. Dechert LLP is acting as Griffon’s legal counsel.

Raymond James and Piper Sandler are acting as financial advisors to Hunter, and Gibson, Dunn and Crutcher is acting as Hunter’s legal counsel.

Conference Call Information

The Company will hold a conference call Monday, December 20, 2021 at 8:30 AM EST to discuss the acquisition of Hunter Fan Company. The Company has also provided supplemental materials related to the transaction, which can be accessed in the investor relations section of the Company’s website in the “Company Presentations” section.

The call can be accessed by dialing 1-877-407-0792 (U.S. participants) or 1-201-689-8263 (International participants). Callers should ask to be connected to the Griffon Corporation teleconference or provide conference ID number 13725832.

A replay of the call will be available starting on Monday, December 20, 2021 at 11:30 AM ET by dialing 1-844-512-2921 (U.S.) or 1-412-317-6671 (International), and entering the conference ID number: 13725832. The replay will be available through Monday, January 3, 2022 at 11:59 PM ET.

Forward-looking Statements

“Safe Harbor” Statements under the Private Securities Litigation Reform Act of 1995: All statements related to, among other things, income (loss), earnings, cash flows, revenue, changes in operations, operating improvements, industries in which Griffon operates and the United States and global economies that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; Griffon's ability to achieve expected savings from cost control, restructuring, integration and disposal initiatives; the ability to identify and successfully consummate, and integrate, value-adding acquisition opportunities; increasing competition and pricing pressures in the markets served by Griffon’s operating companies; the ability of Griffon’s operating companies to expand into new geographic and product markets, and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Griffon's Telephonics Corporation supplies products, including as a result of defense budget cuts or other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost or lack of availability of raw materials such as resin, wood and steel, components or purchased finished goods, including the impact from tariffs; changes in customer demand or loss of a material customer at one of Griffon's operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of Griffon’s businesses; political events that could impact the worldwide economy; a downgrade in Griffon’s credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the reliance by certain of Griffon’s businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by Griffon’s businesses, which impacts margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation, regulatory and environmental matters; unfavorable results of government agency contract audits of Telephonics Corporation; our strategy, future operations, prospects and the plans of our businesses, including the exploration of strategic alternatives for Telephonics Corporation; Griffon’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain of Griffon’s operating companies; and possible terrorist threats and actions and their impact on the global economy; the impact of COVID-19 on the U.S. and the global economy, including business disruptions, reductions in employment and an increase in business and operating facility failures, specifically among our customers and suppliers; Griffon's ability to service and refinance its debt; and the impact of recent and future legislative and regulatory changes, including, without limitation, changes in tax law. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, as previously disclosed in the Company’s Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information Regarding Proxy Solicitation

Griffon intends to file a proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Griffon’s 2022 Annual Meeting (the “Proxy Statement”). Griffon, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Information regarding the names of Griffon’s directors and executive officers and their respective interests in Griffon by security holdings or otherwise is set forth in Griffon’s proxy statement for the 2021 Annual Meeting of Shareholders, filed with the SEC on December 16, 2020. To the extent holdings of such participants in Griffon’s securities have changed since the amounts set forth in the 2021 proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. Details concerning the nominees of Griffon’s Board of Directors for election at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by Griffon with the SEC free of charge from the SEC’s website, www.sec.gov., or by directing a request by mail to Griffon Corporation,

Attention: Corporate Secretary, at 712 Fifth Avenue, New York, NY 10019, or by visiting the investor relations section of Griffon’s website, www.griffon.com.

About Griffon Corporation

Griffon Corporation is a diversified management and holding company that conducts business through wholly-owned subsidiaries. Griffon oversees the operations of its subsidiaries, allocates resources among them and manages their capital structures. Griffon provides direction and assistance to its subsidiaries in connection with acquisition and growth opportunities as well as divestitures. In order to further diversify, Griffon also seeks out, evaluates and, when appropriate, will acquire additional businesses that offer potentially attractive returns on capital.

Griffon conducts its operations through two reportable segments:

•	Consumer and Professional Products conducts its operations through The AMES Companies, Inc. (“AMES”). Founded in 1774, AMES is the leading North American manufacturer and a global provider of branded consumer and professional tools and products for home storage and organization, landscaping, and enhancing outdoor lifestyles. CPP sells products globally through a portfolio of leading brands including True Temper, AMES, and ClosetMaid.

•	Home and Building Product conducts its operations through Clopay Corporation (“Clopay”). Founded in 1964, Clopay is the largest manufacturer and marketer of garage doors and rolling steel doors in North America. Residential and commercial sectional garage doors are sold through professional dealers and leading home center retail chains throughout North America under the brands Clopay, Ideal, and Holmes. Rolling steel door and grille products designed for commercial, industrial, institutional, and retail use are sold under the CornellCookson brand.

Classified as a discontinued operation, Defense Electronics conducts its operations through Telephonics, founded in 1933, a globally recognized leading provider of highly sophisticated intelligence, surveillance and communications solutions for defense, aerospace and commercial customers.

For more information on Griffon and its operating subsidiaries, please see the Company’s website at www.griffon.com.

Company Contact:	Investor Relations Contact:
Brian G. Harris	Michael Callahan
SVP & Chief Financial Officer	Senior Vice President
Griffon Corporation	ICR Inc.
(212) 957-5000	(203) 682-8311